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     2002 Annual Report
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     JANUS GROWTH AND INCOME FUND
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                                                                    [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Report of Independent Accountants ..............................    16

     Explanations of Charts, Tables and Financial Statements ........    17

     Trustees and Officers ..........................................    19

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS GROWTH AND INCOME FUND                    David Corkins, portfolio manager

To paraphrase Franklin Roosevelt, the one thing investors feared most during the past year was fear itself. Fear was certainly in abundance as the markets reacted to accounting irregularities, corporate scandals and war talk by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings seemed to lift the market's spirits. However, in light of lowered growth forecasts, it was unclear whether the market had turned a corner or simply sidestepped another downturn.

[PHOTO]

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses, both core long-term names and special situations, which offered us the opportunity to capitalize on volatility and weakness. We also trimmed a number of positions in order to create a "flatter" portfolio, thereby lessening the potential impact of any one holding. Meanwhile, we maintained a fixed-income position of roughly 9% during the period. We believe this weighting is appropriate given our assessment of the trade-off between risk and reward.

As Winston Churchill once remarked, "However beautiful the strategy, you should occasionally look at the results." For the fiscal year ended October 31, 2002, Janus Growth and Income Fund declined 14.62%, outperforming the 15.10% loss of its benchmark, the S&P 500(R) Index.(1) This performance earned the Fund a second-quartile ranking for the year ended October 31, 2002, placing it 272nd out of 921 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

All things considered, a number of our companies made positive contributions. Among them was Anheuser-Busch, the world's largest brewer, which proved it could thrive in both good times and bad. With nearly 50% of the U.S. beer market, the company was able to exercise rare pricing power amid a contracting economy, enabling it to maintain substantial leverage in marketing and distribution - all but ensuring further market share gains.

Pricing power also benefited Berkshire Hathaway, which incurred tremendous losses in the aftermath of the September 11 attacks. Chairman and CEO Warren Buffett successfully managed through these losses in the company's insurance business to take advantage of rising prices and leveraged his AAA rating to boost market share - both of which we believe signal strong relative performance in the years to come. In addition, the increased float income from these businesses will enable Buffett to find even more investment opportunities in the future.

Elsewhere, a sweeping two-year restructuring effort helped to revive household products giant Procter & Gamble. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and the recently acquired Clairol, and divesting more capital-intensive units, the company hoped to produce as much as $2 billion in annual cost savings. Despite retreating late in the period on the unexpectedly deep plunge in consumer confidence, P&G continued to exceed our expectations with double-digit gains in volume, sales and profits.

In contrast, our disappointments involved stocks whose downside risk turned out to be more damaging than we had anticipated. This was certainly the case with consumer finance company Household International, which moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. More recently, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. In any event, we were remiss in reading the headline risk and the severity of its weakening balance sheet. Consequently, we liquidated Household International at a loss.

Likewise, we dramatically reduced our position in J.P. Morgan Chase & Co., the nation's second-largest bank. Again, we did not correctly ascertain headline risk as the company endured weakness in capital markets activity and credit concerns surrounding its commercial loans. Moreover, this misreading was compounded when the bank recently warned that its quarterly earnings would come in well below expectations.

Meanwhile, shares of industrial conglomerate Honeywell International fell when it, too, announced lower quarterly and full-year profits. The company not only expressed little hope for a broad economic recovery, but also voiced worries about prospects for the commercial aviation sector, where it has substantial exposure. The ominous news convinced us to cut our losses and trim the position.

In light of our more defensive posture during the year, we have had to be content with wringing out the excess. After the strong economic growth of the late 1990s, followed by three years of decline in which overcapacity in numerous sectors of the economy has been addressed, we expect continued volatility as the economy finds its way. In this kind of environment, it's important to take lessons from the past as well as look to the future for opportunity. As my professor and noted business guru Edwards Deming liked to say, "Learning is not compulsory, neither is survival." We're constantly looking for new ideas for the Fund as well as taking advantage of short-term disruptions to add to our existing holdings.

Thank you for your continued investment in Janus Growth and Income Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Growth and Income Fund 15 out of 452 and 2 out of 142 large-cap core funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                               Janus Growth and Income Fund  October 31, 2002  1
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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              75.5%                78.3%
  Foreign                                              5.8%                 6.9%
    European                                           2.7%                 3.9%
Fixed-Income Securities
  U.S. Government Obligations                          5.7%                 4.6%
  Corporate Bonds
    Investment Grade                                   3.0%                 2.7%
    High-Yield/High-Risk                               0.2%                 0.8%
Preferred Stock                                        3.1%                 2.2%
Top 10 Equities                                       26.6%                27.1%
Number of Stocks                                         72                   74
Cash and Cash Equivalents                             12.5%                11.4%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Oil Companies - Integrated                             6.0%                 3.8%
Multimedia                                             4.6%                 3.0%
Diversified Financial Services                         4.5%                 4.5%
Broadcast Services and Programming                     3.7%                 2.6%
Diversified Operations                                 3.7%                 5.5%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
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Citigroup, Inc.                                        4.5%                 4.5%
Exxon Mobil Corp.                                      3.3%                 2.6%
Viacom, Inc. - Class B                                 2.9%                 1.9%
Marsh & McLennan Companies, Inc.                       2.8%                 2.0%
Microsoft Corp.                                        2.7%                 2.2%
Liberty Media Corp. - Class A                          2.4%                 2.4%
Anheuser-Busch Companies, Inc.                         2.2%                 1.4%
Berkshire Hathaway, Inc. - Class B                     2.0%                 0.9%
U.S. Bancorp                                           1.9%                 2.1%
Comcast Corp. - Special Class A                        1.9%                 2.7%

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Average Annual Total Return - for the periods ended October 31, 2002

                                One Year   Five Year   Ten Year   Since 5/15/91*
Janus Growth and Income Fund    (14.62)%     4.66%      12.27%        13.28%
S&P 500(R)Index                 (15.10)%     0.73%       9.88%        10.20%

Janus Growth and
Income Fund
$41,738

S&P 500(R) Index
$30,437
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Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through October 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($41,738) as compared to the S&P 500 Index ($30,437).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 75.5%
Advertising Sales - 0.3%
     415,405    Lamar Advertising Co.* ......................     $   14,098,846

Aerospace and Defense - 0.8%
     519,105    General Dynamics Corp. ......................         41,076,779

Airlines - 0.2%
     700,840    Southwest Airlines Co. ......................         10,232,264

Applications Software - 2.7%
   2,707,950    Microsoft Corp.* ............................     $  144,794,086

Automotive - Cars and Light Trucks - 0.5%
     749,180    BMW A.G.** ..................................         26,709,514

Beverages - Non-Alcoholic - 1.4%
   1,659,827    PepsiCo, Inc. ...............................         73,198,371

Brewery - 2.2%
   2,279,950    Anheuser-Busch Companies, Inc. ..............        120,290,162

See Notes to Schedule of Investments and Financial Statements.

2  Janus Growth and Income Fund  October 31, 2002
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JANUS GROWTH AND INCOME FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 3.7%
   1,914,365    Clear Channel Communications, Inc.* .........     $   70,927,223
  15,588,504    Liberty Media Corp. - Class A* ..............        128,916,928

                                                                     199,844,151

Cable Television - 3.4%
   4,418,330    Comcast Corp. - Special Class A* ............        101,665,773
   2,828,685    Cox Communications, Inc. - Class A* .........         77,505,969

                                                                     179,171,742

Casino Hotels - 0.4%
   3,008,540    Park Place Entertainment Corp.* .............         21,811,915

Chemicals - Diversified - 1.9%
   2,414,400    E.I. du Pont de Nemours and Co. .............         99,594,000

Commercial Services - Finance - 1.0%
   1,827,605    Paychex, Inc. ...............................         52,671,576

Computer Services - 0.7%
   2,693,625    Ceridian Corp.* .............................         37,118,152

Computers - 0.5%
   1,816,535    Apple Computer, Inc.* .......................         29,191,717

Computers - Peripheral Equipment - 0.3%
     280,595    Lexmark International Group, Inc. - Class A*          16,672,955

Consulting Services - 0.5%
   1,454,785    Accenture, Ltd. - Class A (New York Shares)*          24,556,771

Cosmetics and Toiletries - 2.5%
     602,040    Colgate-Palmolive Co. .......................         33,100,159
     456,600    International Flavors & Fragrances, Inc. ....         15,318,930
     960,325    Procter & Gamble Co. ........................         84,940,746

                                                                     133,359,835

Data Processing and Management - 0.6%
     715,855    Automatic Data Processing, Inc. .............         30,445,313

Diversified Financial Services - 4.5%
   6,433,751    Citigroup, Inc. .............................        237,727,099

Diversified Operations - 3.7%
     571,405    3M Co. ......................................         72,534,151
   3,292,125    General Electric Co. ........................         83,126,156
   1,662,300    Honeywell International, Inc. ...............         39,795,462

                                                                     195,455,769

Entertainment Software - 0.7%
     545,380    Electronic Arts, Inc.* ......................         35,515,146

Finance - Commercial - 1.0%
   3,008,850    CIT Group, Inc.* ............................         53,587,618

Finance - Investment Bankers/Brokers - 1.6%
     767,155    Goldman Sachs Group, Inc. ...................         54,928,298
   1,370,960    J.P. Morgan Chase & Co. .....................         28,447,420

                                                                      83,375,718

Finance - Mortgage Loan Banker - 1.7%
   1,383,900    Fannie Mae ..................................         92,527,554

Financial Guarantee Insurance - 0.8%
     976,885    MGIC Investment Corp. .......................         40,990,095

Food - Retail - 0.6%
   2,242,405    Kroger Co.* .................................     $   33,277,290

Hotels and Motels - 1.1%
   1,717,923    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         42,192,189
     743,100    Starwood Hotels & Resorts Worldwide, Inc. ...         17,314,230

                                                                      59,506,419

Insurance Brokers - 2.8%
   3,153,905    Marsh & McLennan Companies, Inc. ............        147,318,903

Internet Brokers - 0.2%
   1,351,705    Charles Schwab Corp. ........................         12,408,652

Life and Health Insurance - 1.7%
   1,301,460    AFLAC, Inc. .................................         39,616,442
   1,676,925    John Hancock Financial Services, Inc. .......         49,133,902

                                                                      88,750,344

Medical - Drugs - 2.7%
   2,991,400    Pfizer, Inc. ................................         95,036,778
   1,485,315    Wyeth .......................................         49,758,052

                                                                     144,794,830

Medical - HMO - 0.4%
     230,345    UnitedHealth Group, Inc. ....................         20,949,878

Medical - Hospitals - 0.2%
     399,095    Tenet Healthcare Corp.* .....................         11,473,981

Medical Instruments - 1.9%
   2,241,710    Medtronic, Inc. .............................        100,428,608

Motorcycle and Motor Scooter Manufacturing - 0.6%
     604,785    Harley-Davidson, Inc. .......................         31,630,256

Multi-Line Insurance - 1.7%
   1,457,503    American International Group, Inc. ..........         91,166,813

Multimedia - 4.6%
     683,890    AOL Time Warner, Inc.* ......................         10,087,377
     587,575    Gannett Company, Inc. .......................         44,614,570
   3,448,630    Viacom, Inc. - Class B* .....................        153,843,384
   2,223,030    Walt Disney Co. .............................         37,124,601

                                                                     245,669,932

Non-Hazardous Waste Disposal - 0.2%
     485,905    Waste Management, Inc. ......................         11,185,533

Oil Companies - Integrated - 6.0%
   1,476,708    ConocoPhillips ..............................         71,620,338
   2,598,109    EnCana Corp. (New York Shares) ..............         75,604,972
   5,201,415    Exxon Mobil Corp. ...........................        175,079,629

                                                                     322,304,939

Pipelines - 0.4%
     623,705    Kinder Morgan, Inc. .........................         22,833,840

Printing - Commercial - 0.6%
   1,222,865    Valassis Communications, Inc.* ..............         31,549,917

Property and Casualty Insurance - 0.1%
     566,529    Travelers Property Casualty Corp. - Class B*           7,659,472

Reinsurance - 2.0%
      43,164    Berkshire Hathaway, Inc. - Class B* .........        106,183,440

See Notes to Schedule of Investments and Financial Statements.

                               Janus Growth and Income Fund  October 31, 2002  3

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JANUS GROWTH AND INCOME FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Discount - 0.4%
     733,205    Target Corp. ................................     $   22,084,135

Semiconductor Components/Integrated Circuits - 2.0%
   1,008,655    Linear Technology Corp. .....................         27,879,224
   2,462,945    Maxim Integrated Products, Inc.* ............         78,420,169

                                                                     106,299,393

Super-Regional Banks - 3.4%
   1,095,230    Bank of America Corp. .......................         76,447,054
   4,925,213    U.S. Bancorp ................................        103,872,742

                                                                     180,319,796

Telecommunication Equipment - 0.5%
   1,644,210    Nokia Oyj (ADR)** ...........................         27,326,770

Tools - Hand Held - 0.8%
   1,320,980    Stanley Works ...............................         42,760,123

Toys - 1.2%
   3,400,390    Mattel, Inc. ................................         62,431,160

Transportation - Railroad - 0.5%
     609,795    Canadian National Railway Co.
                  (New York Shares) .........................         26,019,953

Transportation - Services - 0.1%
     176,775    C.H. Robinson Worldwide, Inc. ...............          5,227,237

Travel Services - 1.2%
   2,557,400    USA Interactive* ............................         64,676,646
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Total Common Stock (cost $4,380,691,699) ....................      4,020,255,408
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Corporate Bonds - 3.2%
Advertising Sales - 0.1%
$  6,370,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............          6,385,925

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          6,488,414

Cellular Telecommunications - 0.1%
   3,250,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          3,347,500

Non-Hazardous Waste Disposal - 0.4%
                Waste Management, Inc.:
  15,945,000      6.375%, notes, due 12/1/03 ................         16,020,850
   3,140,000      7.00%, senior notes, due 10/1/04 ..........          3,233,227
   4,275,000      7.00%, notes, due 5/15/05 .................          4,482,124

                                                                      23,736,201

Oil Companies - Exploration and Production - 0.2%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          8,398,000

Radio - 0.1%
   3,000,000    Chancellor Media Corp., 8.125%
                  senior subordinated notes, due 12/15/07 ...          3,120,000

Retail - Discount - 1.3%
  66,840,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................         68,185,623

Telephone - Integrated - 0.2%
$  9,650,000    CenturyTel, Inc., 8.375%
                  senior notes, due 10/15/10 ................     $   11,121,210

Toys - 0.4%
                Mattel, Inc.:
   7,090,000      6.00%, notes, due 7/15/03 .................          7,142,650
  13,900,000      6.125%, notes, due 7/15/05 ................         14,184,658

                                                                      21,327,308

Transportation - Railroad - 0.3%
  15,000,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................         16,648,530
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Total Corporate Bonds (cost $162,750,419) ...................        168,758,711
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Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 2.6%
   2,431,745    General Motors Corp. - Series B
                  convertible, 5.25% ........................         50,154,741
     184,523    Porsche A.G.** ..............................         88,079,502

                                                                     138,234,243

Electric - Integrated - 0.5%
   1,343,585    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............         28,564,617
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Total Preferred Stock (cost $204,475,942) ...................        166,798,860
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U.S. Government Obligations - 5.7%
                U.S. Treasury Notes:
$    550,000      3.00%, due 1/31/04 ........................            560,594
 190,100,000      5.25%, due 5/15/04 ........................        200,859,660
  52,000,000      2.25%, due 7/31/04 ........................         52,568,880
  49,700,000      3.50%, due 11/15/06 .......................         51,544,069
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Total U.S. Government Obligations (cost $294,702,719) .......        305,533,203
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Time Deposits - 11.6%
                ABN Amro Bank N.V.
 265,000,000      1.85%, 11/1/02 ............................        265,000,000
                Societe Generale, New York
  92,600,000      1.875%, 11/1/02 ...........................         92,600,000
                UBS Financial, Inc.
 260,000,000      1.875%, 11/1/02 ...........................        260,000,000
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Total Time Deposits (cost $617,600,000) .....................        617,600,000
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U.S. Government Agencies - 1.3%
                Fannie Mae
  50,000,000      1.63%, 12/31/02 ...........................         49,872,500
                Federal Home Loan Bank System
  20,000,000      1.63%, 12/9/02 ............................         19,965,589
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Total U.S. Government Agencies (cost $69,829,756) ...........         69,838,089
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Total Investments (total cost $5,730,050,535) - 100.4% ......      5,348,784,271
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Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (21,110,462)
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Net Assets - 100% ...........................................     $5,327,673,809
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See Notes to Schedule of Investments and Financial Statements.

4  Janus Growth and Income Fund  October 31, 2002

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Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
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Bermuda                                              0.5%         $   24,556,771
Canada                                               2.7%            143,817,114
Finland                                              0.5%             27,326,770
Germany                                              2.1%            114,789,016
United States++                                     94.2%          5,038,294,600
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Total                                              100.0%         $5,348,784,271

++Includes Short-Term Securities (81.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/7/02                     91,900,000      $   90,977,443    $ (7,855,094)
Euro 2/21/03                     14,000,000          13,791,466        (155,466)
Euro 4/15/03                      1,500,000           1,474,389         (17,139)
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Total                                            $  106,243,298    $ (8,027,699)

See Notes to Schedule of Investments and Financial Statements.

                               Janus Growth and Income Fund  October 31, 2002  5

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STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  5,730,051

Investments at value                                                $  5,348,784
  Cash                                                                       981
  Receivables:
    Investments sold                                                       6,205
    Fund shares sold                                                       6,184
    Dividends                                                              4,387
    Interest                                                               7,854
  Other assets                                                                19
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Total Assets                                                           5,374,414
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Liabilities:
  Payables:
    Investments purchased                                                 28,591
    Fund shares repurchased                                                5,616
    Advisory fees                                                          2,843
    Transfer agent fees and expenses                                       1,117
  Accrued expenses                                                           545
  Forward currency contracts                                               8,028
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Total Liabilities                                                         46,740
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Net Assets                                                          $  5,327,674
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          224,803

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Net Asset Value Per Share                                           $      23.70
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See Notes to Financial Statements.

6  Janus Growth and Income Fund  October 31, 2002

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STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

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Investment Income:
  Interest                                                          $     31,741
  Dividends                                                               72,839
  Foreign tax withheld                                                     (303)
--------------------------------------------------------------------------------
Total Investment Income                                                  104,277
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           42,103
  Transfer agent fees and expenses                                        13,633
  Registration fees                                                           56
  Postage and mailing expenses                                               625
  Custodian fees                                                             446
  Printing expenses                                                          882
  Audit fees                                                                  28
  Trustees' fees and expenses                                                 46
  Other expenses                                                             247
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Total Expenses                                                            58,066
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Expense and Fee Offsets                                                    (844)
--------------------------------------------------------------------------------
Net Expenses                                                              57,222
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              47,055
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Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (838,680)
  Net realized gain/(loss) from foreign
    currency transactions                                                (7,287)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   (194,062)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (1,040,029)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (992,974)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               Janus Growth and Income Fund  October 31, 2002  7

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STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2002             2001

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $     47,055     $     74,581
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (845,967)        (217,461)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (194,062)      (2,438,313)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (992,974)      (2,581,193)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (49,459)         (80,987)
  Net realized gain from investment transactions*                            --        (366,055)
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (49,459)        (447,042)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,563,948        1,834,291
  Reinvested dividends and distributions                                 47,770          433,991
  Shares repurchased                                                (1,816,892)      (1,970,601)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (205,174)          297,681
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (1,247,607)      (2,730,554)
Net Assets:
  Beginning of period                                                 6,575,281        9,305,835
------------------------------------------------------------------------------------------------
  End of period                                                    $  5,327,674     $  6,575,281
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  6,800,667     $  7,004,691
  Accumulated net investment income/(loss)*                               8,082           11,588
  Accumulated net realized gain/(loss) from investments*            (1,091,827)        (245,812)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (389,248)        (195,186)
------------------------------------------------------------------------------------------------
                                                                   $  5,327,674     $  6,575,281
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            56,191           55,639
  Reinvested distributions                                                1,784           12,340
------------------------------------------------------------------------------------------------
Total                                                                    57,975           67,979
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (68,056)         (60,742)
Net Increase/(Decrease) in Fund Shares                                 (10,081)            7,237
Shares Outstanding, Beginning of Period                                 234,884          227,647
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       224,803          234,884
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                          $  2,716,175     $  3,969,456
  Proceeds from sales of securities                                   2,857,552        3,915,859
  Purchases of long-term U.S. government obligations                    201,003          193,577
  Proceeds from sales of long-term U.S. government obligations          204,720          196,886

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Growth and Income Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                               2002             2001             2000             1999             1998

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      27.99     $      40.88     $      36.84     $      26.45     $      25.07
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              .20              .32              .18              .26              .08
  Net gain/(loss) on securities
    (both realized and unrealized)                       (4.28)          (11.24)             5.84            12.27             3.72
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (4.08)          (10.92)             6.02            12.53             3.80
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.21)            (.35)            (.14)            (.27)            (.04)
  Distributions (from capital gains)*                        --           (1.62)           (1.84)           (1.87)           (2.38)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.21)           (1.97)           (1.98)           (2.14)           (2.42)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      23.70     $      27.99     $      40.88     $      36.84     $      26.45
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                           (14.62)%         (27.66)%           16.44%           49.59%           16.73%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  5,327,674     $  6,575,281     $  9,305,835     $  5,836,885     $  2,819,079
Average Net Assets for the Period (in thousands)   $  6,479,535     $  7,758,499     $  8,594,302     $  4,375,277     $  2,478,899
Ratio of Gross Expenses to Average Net Assets(1)          0.90%            0.87%            0.89%            0.92%            0.96%
Ratio of Net Expenses to Average Net Assets(1)            0.88%            0.86%            0.88%            0.90%            0.94%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                   0.73%            0.96%            0.49%            0.37%            0.33%
Portfolio Turnover Rate                                     49%              59%              41%              43%              95%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                               Janus Growth and Income Fund  October 31, 2002  9

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--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR               American Depository Receipt
New York Shares   Securities of foreign companies trading on the New York Stock
                  Exchange.

*       Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
(omega) Rate is subject to change. Rate shown reflects current rate.

10  Janus Growth and Income Fund  October 31, 2002

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Growth and Income Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Statement of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees', the Fund may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously 100 percent secured by collateral, which consists of cash, U.S. government securities, letters of credit and such other Collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital Management LLC ("Janus Capital") to the extent consistent with exemptive relief obtained from the SEC. As with other extensions of credit, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. The Fund will not have the right to vote on securities while they are being lent, but they will generally call a loan in anticipation of any important vote. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing and where Janus Capital believes the benefit from granting such loans justifies the risk.

The borrower pays fees at the Fund's direction to its lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the Fund's portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the period ended October 31, 2002, the Fund earned security lending fees totaling $37,841.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

                              Janus Growth and Income Fund  October 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Growth and Income Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsididary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2002, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                 Paid                 Reduction           DST Fees
================================================================================
               $134,835                $101,152          $1,151,655
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2002, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                Purchases       Sales     Dividend  Market Value
                               Shares/Cost   Shares/Cost   Income   at 10/31/02
================================================================================
Janus Money Market Fund
Janus Growth and Income Fund   $350,000,000  $350,000,000  $147,290      --
--------------------------------------------------------------------------------

                              Janus Growth and Income Fund  October 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                  Net Tax AP/DP
Undistributed    Undistributed                     on Foreign        Net Tax
  Ordinary         Long-Term     Accumulated        Currency         AP/DP on
   Income            Gains      Capital Losses     and Futures      Investments
--------------------------------------------------------------------------------
 $8,082,421           --       $(1,040,247,620)     $45,887       $(440,873,493)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

         Federal Tax            Unrealized            Unrealized
            Cost               Appreciation          (Depreciation)
--------------------------------------------------------------------------------
       $5,789,657,764          $352,367,352          $(793,240,845)
--------------------------------------------------------------------------------

14  Janus Growth and Income Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                       Distributions
--------------------------------------------------------
    From Ordinary     From Long-Term     Tax Return of     Net Investment
       Income          Capital Gains        Capital             Loss
================================================================================
     $49,458,623             --               --                 --
--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction on November 26, 2002, the Berger Trustees approved the reorganization of the Berger Large Cap Growth Fund into the Janus Growth and Income Fund, subject to shareholder approval.

                              Janus Growth and Income Fund  October 31, 2002  15

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth and Income Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

16  Janus Growth and Income Fund  October 31, 2002

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                              Janus Growth and Income Fund  October 31, 2002  17

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

18  Janus Growth and Income Fund  October 31, 2002

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TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                              Janus Growth and Income Fund  October 31, 2002  19

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

20  Janus Growth and Income Fund  October 31, 2002

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--------------------------------------------------------------------------------

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
David J. Corkins**           Executive Vice President              8/97-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1995-1997)
Denver, CO 80206             Janus Growth and Income Fund                           for Janus Capital Corporation.
Age 36

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                              Janus Growth and Income Fund  October 31, 2002  21

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

22  Janus Growth and Income Fund  October 31, 2002

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NOTES

                              Janus Growth and Income Fund  October 31, 2002  23

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NOTES

24  Janus Growth and Income Fund  October 31, 2002

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NOTES

                              Janus Growth and Income Fund  October 31, 2002  25

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                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)

                                                                      GI40-12/02

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